BACAP OPPORTUNITY STRATEGY, LLC

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 29, 2003


1. The second full paragraph on page 13 of the Statement of Additional Information is hereby deleted and replaced with the following:

         The identity of the Managers and officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below. Each Manager and officer of the Fund was appointed in April 2002, except for Alan Brott, who was elected Manager at the October 16, 2003 Special Meeting of Members, and Lawrence Morgenthal, who, effective December 17, 2003, was appointed as an officer by the Board. Managers will each serve an indefinite term of office and officers of the Fund will be elected annually.

2. The information on Keith Winn appearing in the table on pages 13 and page 14 of the Statement of Additional Information is hereby deleted and replaced with the following:

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     Lawrence R. Morgenthal President  Managing Director, Banc of America  None
     40 West 57th Street               Capital Management, LLC since 2002;
     New York, NY 10019                and Senior Managing Director, Weiss,
                                       Peck & Greer (an investment
     Age: 37                           management firm) from 1998 to 2002.
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                THE DATE OF THIS SUPPLEMENT IS JANUARY 14, 2004.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.